Exhibit 99.1
CAMP4 Therapeutics Announces Second Closing of $100 Million Private Placement
Proceeds of $50.1 million will be used to support the Company’s advancement of CMP-002 for the treatment of SYNGAP1-related disorder
CAMBRIDGE, Mass., August 04, 2026 (GLOBE NEWSWIRE) -- CAMP4 Therapeutics Corporation ("CAMP4" or "the Company") (Nasdaq: CAMP), a clinical-stage biopharmaceutical company developing a pipeline of regulatory RNA-targeting therapeutics designed to upregulate gene expression with the goal of restoring healthy protein levels to treat a broad range of genetic diseases, today announced the closing of the second tranche of its previously announced private placement pursuant to a securities purchase agreement, dated September 9, 2025, with certain institutional and accredited investors.
In connection with the second closing, the Company received approximately $50.1 million in gross proceeds in exchange for 10,756,498 shares of common stock priced at $1.53 per share of common stock, 39,306 shares of common stock priced at $1.65 to certain directors, employees and consultants of the Company, and 21,925,368 pre-funded warrants in lieu of common stock for $1.5299 for each pre-funded warrant sold in lieu of common stock. The Company intends to use the net proceeds from the private placement to support the continued advancement of CMP-002, for which the Company recently announced it had received clearance from Australia's Therapeutic Goods Administration and local Human Research Ethics Committee to initiate a Phase 1/2 clinical trial in SYNGAP1-related disorder, as well as to support the continued development of the Company’s early-stage pipeline.
Investors that participated in the second closing include Coastlands Capital, Janus Henderson Investors, Balyasny Asset Management, Vivo Capital, 5AM Ventures, Adage Capital Management LP, Trails Edge Capital Partners and CURE SYNGAP1.
Leerink Partners acted as lead placement agent in connection with the second closing. Piper Sandler & Co., Cantor Fitzgerald & Co. and Wedbush Securities Inc. acted as co-placement agents.
The securities offered in the private placement, including the shares underlying the pre-funded warrants, were sold in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The investors have been granted customary resale registration rights for the shares of common stock issuable upon exercise of the pre-funded warrants issued to them in the financing.
This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.
For further information, please see the Company’s current report on Form 8-K to be filed with the SEC.
About SYNGAP1-Related Disorder
SYNGAP1-related disorder (also referred to as SYNGAP1) is a rare, haploinsufficient CNS disorder caused by mutations in the SYNGAP1 gene, resulting in approximately 50% of normal SYNGAP protein levels. The condition affects over 10,000 individuals in the United States and is characterized by intellectual disability in 100% of patients, epilepsy in approximately 85%, severe behavioral problems in approximately 70%, sleep problems in approximately 60%, and limited communication, with approximately 30% of patients being non-verbal. There are currently no approved disease-modifying therapies for patients living with SYNGAP1.
About CMP-002
CMP-002 is CAMP4's lead investigational antisense oligonucleotide (ASO) therapeutic candidate designed to bind to a SYNGAP1-specific regRNA to increase SYNGAP1 gene expression and restore SYNGAP protein toward near wild-type levels. Administered intrathecally, CMP-002 has demonstrated dose-dependent increases in SYNGAP protein expression in patient-derived neurons, reversal of disease-relevant behavioral phenotypes in a humanized haploinsufficient mouse model, statistically significant improvement of seizure phenotypes and parameters in a chemically induced seizure mouse model, and broad brain distribution with significant SYNGAP protein upregulation in non-human primates.
About CAMP4 Therapeutics
CAMP4 is developing disease-modifying treatments for a broad range of genetic diseases where amplifying healthy protein may offer therapeutic benefits. Our approach amplifies mRNA by harnessing a fundamental mechanism of how genes are controlled. To amplify mRNA, our therapeutic ASO drug candidates target regulatory RNAs (regRNAs), which act locally on transcription factors and are the master regulators of gene expression. CAMP4's proprietary RAP Platform® enables the mapping of regRNAs and generation of therapeutic candidates designed to target the regRNAs associated with genes underlying haploinsufficient and recessive partial loss-of-function disorders, of which there are more than 1,200, in which a modest increase in protein expression may have the potential to be clinically meaningful.
Forward-Looking Statements
This press release contains forward-looking statements which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-

looking statements contain these words. Forward-looking statements include, but are not limited to, statements regarding the Company’s planned use of proceeds from the private placement; the initiation, timing, conduct, and advancement of CMP-002 into a clinical trial; the potential therapeutic benefits of CMP-002; the Company’s regulatory, clinical and development plans; and the satisfaction of closing conditions. The forward-looking statements in this press release speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company's actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the uncertainty of preclinical and clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company's current product candidates or any future product candidates; the Company's dependence on the services of the Company's senior management and other clinical and scientific personnel, and the Company's ability to retain these individuals or recruit additional management or clinical and scientific personnel; risks related to the manufacturing of the Company's product candidates, which is complex, and the risk that the Company's third-party manufacturers may encounter difficulties in production; the Company's ability to obtain and maintain sufficient intellectual property protection for the Company's platform technology and product candidates; and other risks and uncertainties described in the section "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as other information the Company files with the Securities and Exchange Commission. The forward-looking statements in this press release are inherently uncertain and are not guarantees of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company's control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Contacts
Investor Relations:
Sara Michelmore
Milestone Advisors
sara@milestone-advisorsllc.com

Media:
Sofia Bermudez
LifeSci Communications
sbermudez@lifescicomms.com